UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

CORPORATE UNIVERSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56271	85-2005645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #8334 Claymont, DE	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 273-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(g) of the Act:  N/A

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	COUV	OTC Markets

Securities registered pursuant to Rule 12(b) of the Act:  N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

Securities Purchase Agreement

Effective July 28, 2023, Corporate Universe, Inc. (the “Company”) entered into a Securities Purchase Agreement with an accredited investor (“Buyer”) under which Buyer agreed to purchase up to $1,500,000 in 10% promissory notes (“Notes”) from the Company.  The Notes bear interest at a rate of 10% per annum and have a 1-year term.  In connection with the purchase of a Note, Buyer will also receive shares (“Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) in an amount equal to twenty five percent (25%) of the principal amount of the Note subscribed for by Buyer divided by $0.01.   On or about July 31, 2023, Buyer funded $500,000 to the Company for an initial closing of Notes and Shares, at which time the Company issued Buyer a Note for $500,000 and 12,500,000 Shares.  On or about August 31, 2023, Buyer funded an additional $1,000,000 to the Company for a subsequent closing of Notes and Shares, at which time the Company issued Buyer a Note for $1,000,0000 and 25,000,000 Shares.  The proceeds received at the initial and subsequent closing were used for working capital and general corporate purposes.  The issuance of the Notes and the Shares were exempt under Rule 506(b) of the Securities Act of 1933, as amended.

The foregoing does not purport to be a complete description of each of the Notes and the Securities Purchase Agreement and is qualified in its entirety by reference to the full text of the Notes and the Securities Purchase Agreement, which are filed as Exhibits 4.1 and 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 related to the issuance of the Notes is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 related to the issuance of the Shares is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Note
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE UNIVERSE, INC.

Date: September 13, 2023	By:	/s/ Jack Brooks
Jack Brooks
President

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